UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2008

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2280 N. Greenville Avenue
Richardson, Texas	75082

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 234-2525.

_____________________________________________________________________________________
(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On September 19, 2008, Fossil Partners, L.P. (“Borrower”), a subsidiary of Fossil, Inc. (the “Company”), the Company and certain subsidiaries of the Company, as guarantors, executed (i) a Sixth  Amendment to Loan Agreement (the “Sixth Amendment”) with Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), which amends that certain Loan Agreement, dated September 23, 2004, as amended by that certain First Amendment to Loan Agreement, effective as of September 22, 2005, that certain Second Amendment to Loan Agreement, effective as of September 22, 2005, that certain Third Amendment to Loan Agreement, effective as of September 21, 2006, that certain Fourth Amendment to Loan Agreement, effective as of December 22, 2006 and that certain Fifth Amendment to Loan Agreement, effective as of September 19, 2007 (the “Loan Agreement”), in order to delete Section 13(g) of the Loan Agreement entitled “Equity Purchases”; to amend certain address and contact information located in Section 16 of the Loan Agreement; and add a new Section 29 to the Loan Agreement entitled “Certain Definitions”, and (ii) a Fourth Amended and Restated Revolving Line of Credit Note (the “Fourth Amended Note”) with Wells Fargo, which amends that certain Revolving Line of Credit Note dated September 23, 2004, as amended by that certain Amended and Restated Revolving Line of Credit Note, dated September 22, 2005, that certain Second Amended and Restated Revolving Line of Credit Note, dated September 21, 2006 and that certain Third Amended and Restated Revolving Line of Credit Note, dated September 20, 2007 (the “Revolver”), in order to extend the maturity date of the Revolver to November 19, 2008.

The foregoing descriptions of the Sixth Amendment and the Fourth Amended Note are qualified in their entirety by the full text of each such documents, which are incorporated herein by reference and filed as exhibits hereto.

 Item 9.01.                                Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

10.1
Sixth Amendment to Loan Agreement, by and among Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc. and Fossil Holdings, LLC, effective as of September 19, 2008

10.2	Fourth Amended and Restated Revolving Line of Credit Note, by and between Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking association, dated September 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 23, 2008

FOSSIL, INC.

		By:	/s/ Mike L. Kovar
Mike L. Kovar
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Sixth Amendment to Loan Agreement, by and among Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc. and Fossil Holdings, LLC, effective as of September 19, 2008

10.2	Fourth Amended and Restated Revolving Line of Credit Note, by and between Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking association, dated September 19, 2008